UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 9, 2022

ARES MANAGEMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36429	80-0962035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067
(Address of principal executive office) (Zip Code)
(310) 201-4100
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	ARES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Antony P. Ressler, an executive officer and director of Ares Management Corporation (the “Company”) or a vehicle controlled by him (the “Plan Participant”) entered into a Rule 10b5-1 Trading Plan to sell shares of the Company’s Class A common stock, subject to any applicable volume limitations. The table below provides certain information regarding the Plan Participant’s 10b5-1 Trading Plan.

Name	Plan Date	Maximum Shares That May Be Sold Under The Plan	Earliest Sale Commencement Date	Plan Expiration Date
Anthony P. Ressler	May 9, 2022	1,500,000	September 6, 2022	September 1, 2023

Trading under the Rule 10b5-1 Trading Plan may commence no sooner than September 6, 2022 and will end on the earlier of the applicable date set forth above and the date on which all the shares in the plan are sold. The Rule 10b5-1 Trading Plan was entered into for estate planning purposes.

The Plan Participant’s Rule 10b5-1 Trading Plan is a written document that pre-establishes the amounts, prices and dates of future sales of the Company’s Class A common stock.

The Plan Participant’s Rule 10b5-1 Trading Plan was adopted during an authorized trading period and when such Plan Participant was not in possession of material non-public information. The transactions under the Plan Participant’s Rule 10b5-1 Trading Plan will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission.

Other officers, insiders and employees of the Company may from time to time establish stock trading plans under Rule 10b5-1. Except as may be required by law, the Company does not undertake to report on specific Rule 10b5-1 Trading Plans of the Company’s officers or directors. By furnishing the information in this Item 8.01, the Company is making no admission as to the materiality of such information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES MANAGEMENT CORPORATION

Date: May 12, 2022

	By:	/s/ Naseem Sagati Aghili
	Name:	Naseem Sagati Aghili
	Title:	General Counsel and Secretary

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